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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): June 7, 2001


                                  STROUDS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-24904                 95-4107241
  ------------------------       --------------------      --------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)

          780 South Nogales Street, City of Industry, California 91748
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               (Address of principal executive offices) (Zip Code)

                                 (626) 912-2866
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
              -----------------------------------------------------
          (former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

                  Exhibit 99.1, the monthly operating report of the Company for the month of March, 2001, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c) EXHIBITS: The following exhibits are filed as part of this Report:

                           99.1 Monthly Operating Report of Strouds, Inc. for the month of March, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 7, 2001

                                     STROUDS, INC.

                                     By: /s/ LARRY R. BEMIS
                                         ---------------------------------------
                                         Larry R. Bemis
                                         Director

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                                  EXHIBIT INDEX

         Exhibit
         -------

         99.1 Monthly Operating Report of Strouds, Inc. for the month of March, 2001.